UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009 (June 2, 2009)

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC .

 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Company’s management, as well as estimates and assumptions made by the Company’s management regarding the Company’s financial conditions, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 27, 2009, Valley Forge Composite Technologies, Inc., (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with MKM Opportunity Master Fund, LLC (“MKM”) and certain other accredited investors (collectively, the “Investors”), pursuant to which the Company agreed to sell to the Investors 1,600,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), and warrants to acquire up to an additional 1,600,000 shares of Common Stock (the “Warrants”) for an aggregate purchase price of $200,000 (or $0.125 per share of common stock) in a private placement (the “Offering”) pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Warrants have a 60 month term. The Company received the full amount of the purchase proceeds on June 2, 2009.  The Company intends to use the net proceeds from the Offering for working capital.

The Warrants are exercisable for shares of Common Stock at an exercise price of $0.20 per share and contain a cashless exercise provision available if the shares of Common Stock underlying the Warrants are not covered by an effective registration statement at any time following the six month anniversary of their issuance date.

Pursuant to the terms of the Offering, if, at any time during the three (3) year period following the date of the Purchase Agreement, there is not an existing and effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company is obligated to deliver to the Investors a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, the Investors shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Investors request to be registered; provided, however, that the Company shall not be required to register any Registrable Securities that are eligible for resale pursuant to Rule 144 (without volume restrictions).  For purposes of the Purchase Agreement, “Registrable Securities” means (i) the Common Stock, (ii) the shares issued or issuable upon exercise of the Warrants (“Warrant Shares”), and (iii) any capital stock of the Company issued or issuable with respect to  the Warrant Shares, including, without limitation, (1) as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a successor entity (as defined in the Warrant) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on exercise of the Warrants.

Other than the filing with the SEC of a Notice on Form D with respect to the securities sold, as required under Regulation D, and one or more registration statements in accordance with the foregoing paragraph and any other filings as may be required by any state securities agencies, no further filing, consent or authorization is required by the Company in connection with the shares of Common Stock issuable upon exercise of the Warrants.

Additionally, so long as the Warrants remain outstanding, the Company is obligated to take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 120% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).  Also, if at any time during the two year period of time commencing on the date of the Offering the Company issues common stock at a price lower than the price set in the Purchase Agreement, then the Company is required to reduce the exercise price of the Warrant to the same lower price.

The consummation of the transactions contemplated by the Purchase Agreement constitute a “Dilutive Issuance” (as such term is defined in each of the securities issued to MKM on July 3, 2008 and to MKM and other investors on September 29, 2008), except that pursuant to the written acknowledgement attached hereto as Exhibit 10.3, MKM has waived application of the provisions of Section 2 of each of the prior warrant agreements, which are incorporated herein by reference, and acknowledged in writing that that the exercise price stated in the two earlier warrants agreements is now reduced to $0.20 per warrant upon consummation of the Purchase Agreement.

The foregoing summary of the terms and conditions of the Purchase Agreement, the Warrant, and the acknowledgement by MKM does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents attached as exhibits hereto or identified herein, and which are hereby incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the stock purchase agreement that included the issuance of the Warrants.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

10.1	Form of Securities Purchase Agreement dated May 27, 2009.*

10.2	Form of Warrant dated May 27, 2009.*

10.3	Acknowledgement and Agreement dated May 27, 2009.*

10.4	Form of Securities Purchase Agreement dated September 29, 2008.**
10.5	Form of Securities Purchase Agreement dated July 3, 2008.***

*                  Filed herewith.

**               Incorporated by reference from Form 8-K filed September 30, 2008.

***             Incorporated by reference from Form 8-K filed July 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: June 4, 2009	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Executive Officer, President, Secretary, Treasurer, and Authorized Officer

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